SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

ARBIOS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32603 (Commission File Number)	91-1955323 (I.R.S. Employer Identification No.)

1050 Winter Street, Suite 1000 Waltham, Massachusetts (Address of Principal Executive Offices)	02451 (Zip Code)

(781) 839-7293
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously reported in the annual report on Form 10-KSB for the year ended December 31, 2006, the Board of Directors of Arbios Systems, Inc. (the “Company”, “we” or “us”), determined on April 17, 2007, that the previously released financial statements of the Company for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006, as filed with the Company’s Quarterly Reports on Form 10-QSB for the periods ending March 31, 2006, June 30, 2006 and September 30, 2006, respectively, could not be relied upon. In January 2005 and March 2006, we closed financing transactions that included the issuance of warrants and the grant of registration rights. The Company has been accounting for the warrants in accordance with pronouncement EITF 00-19. Beginning in the quarter ended March 31, 2006 for the warrants issued in the January 2005 financing and in the quarter ended September 30, 2006 for the warrants issued in the March 2006 financing, in accordance with EITF 00-19, the Company recorded the fair value of these warrants as an accrued warrant liability and reduced additional paid-in capital by the amount of the recorded liability. In the quarters ended June 30, and September 30, 2006 changes to the accrued liability were reported in the Company’s statement of operations. However, authorized officers of the Company, in consultation with the Company’s independent registered public accounting firm, have determined that the Company should have included in the calculation of the fair value of the warrant the value of the anti-dilution provisions contained in the warrant agreements. The calculations of the fair value of the warrants did not include the value of the anti-dilutions provision for the filed financial statements included in our Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006. Therefore, we restate our financial statements for these periods as follows: 1) for the three month period ended March 31, 2006, additional paid in capital is decreased by $271,000 with a corresponding increase in the accrued warrant liability, 2) for the three and six month periods ended June 30, 2006, other expense is increased by $63,000 with a corresponding increase in the accrued warrant liability, and 3) for the three month period ended September 30, 2006, additional paid in capital is decreased by $114,000 and other expense is increased by $49,000 with a corresponding increase in the accrued warrant liability of $163,000. For the nine month period ended September 30, 2006 additional paid-in capital is decreased by $385,000, other expense is increased by $112,000, and the accrued warrant liability is increased by $497,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBIOS SYSTEMS, INC.

Date: April 23, 2007	By:	/s/ WALTER C. OGIER
Walter C. Ogier, Chief Executive Officer